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                                                                     EXHIBIT 24

                      WILLIAMS COMMUNICATIONS GROUP, INC.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("WCG"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES AND LORETTA K. ROBERTS their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of WCG, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of WCG issuable to participants in the Williams Communications Group, Inc. Stock Plan and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

         THAT the undersigned WCG does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES and LORETTA K. ROBERTS its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 24th day of September, 1999.

/s/ KEITH E. BAILEY                         /s/ HOWARD E. JANZEN
-----------------------------------         -----------------------------------
Keith E. Bailey                             Howard E. Janzen
Director and Chairman of the Board          Director, President and
                                            Chief Executive Officer

                /s/ SCOTT E. SCHUBERT
                -----------------------------------
                    Scott E. Schubert
                    Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary


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/s/ JOHN C. BUMGARNER, JR.                 /s/ JAMES R. HERBSTER
-------------------------------            ------------------------------
John C. Bumgarner, Jr.                     James R. Herbster
Director                                   Director


/s/ MICHAEL P. JOHNSON                     /s/ STEVEN J. MALCOLM
-------------------------------            ------------------------------
Michael P. Johnson                         Steven J. Malcolm
Director                                   Director


/s/ JACK D. MCCARTHY                       /s/ BRIAN E. O'NEILL
------------------------------             ------------------------------
Jack D. McCarthy                           Brian E. O'Neill
Director                                   Director







                                           WILLIAMS COMMUNICATIONS
                                           GROUP, INC.



                                           By /s/ HOWARD E. JANZEN
                                           -------------------------------------
                                           Howard E. Janzen
                                           President and Chief Executive Officer
ATTEST:

/s/ SHAWNA L. GEHRES
-----------------------------------
Shawna L. Gehres
Secretary